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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              DELTATHREE.COM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                   Delaware                                  13-4006766
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   (State of Incorporation or Organization)               (I.R.S. Employer
                                                         Identification no.)

  430 Park Avenue, Suite 500, New York, NY                    10022
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 (Address of Principal Executive Offices)                    (Zip Code)

If this form relates to the registration      If this form relates to the
of a class of securities pursuant to          registration of a class of
Section 12(b) of the Exchange Act             securities pursuant to Section
and is effective upon filing pursuant         12(g) of the Exchange Act and is
to General Instruction A.(c), please          effective upon filing pursuant to
check the following box. / /                  General Instruction A.(d), please
                                              check the following box. /x/

Securities Act registration statement file number to which this form relates: 333-86503
          ---------

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                    Name of Each Exchange on Which
      to be so Registered                    Each Class is to be Registered
      -------------------                    ------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                     Class A Common Stock, par value $0.001
                     --------------------------------------
                                (Title of Class)


                                (Title of Class)

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Item 1. Description of Registrant's Securities to be Registered

            For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Capital Stock" in the Registrant's Prospectus, which constitutes a part of the Registrant's Registration Statement on Form S-1, as amended (File No. 333-86503) (the "Registration Statement"), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

Item 2. Exhibits

            The following exhibits to this Registration Statement have been filed as exhibits to the Registration Statement and are hereby incorporated herein by reference.

 Exhibit
 Number                       Description of Exhibit
 ------                       ----------------------

   1. Form of Amended and Restated Certificate of Incorporation of the Regis trant (incorporated by reference to Exhibit 3.1 to the Registration Statement)

   2. Form of Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement)

   3. Registration Rights Agreement, dated as of September 1, 1999, between the Registrant and RSL Communications, Ltd. (incorporated by reference to Exhibit 4.3 to the Registration Statement)

   4. Specimen Certificate for the Registrant's common stock, to be filed prior to the completion of this offering (incorporated by reference to Exhibit 4.1 to the Registration Statement)

   5. Investors Rights Agreement dated as of September 29, 1999, between the Registrant and Yahoo! Inc.(incorporated by reference to Exhibit 10.13 to the Registration Statement)

   6. Investors Rights Agreement dated as of October 20, 1999, between the Registrant and CNET Investments, Inc.(incorporated by reference to Exhibit 10.17 to the Registration Statement)

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                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 12, 1999

                              deltathree.com, Inc.


                              By:/s/ Mark Hirschhorn
                                 -----------------------------------------------
                                 Name: Mark Hirschhorn
                                 Title: Vice President & Chief Financial Officer